SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549



                               FORM 8-K

                            CURRENT REPORT



                  Pursuant to Section 13 of 15(d) of
                 The Securities Exchange Act of 1934

                 ____________________________________


   Date of Report (Date of earliest event reported): 26 April 1999


               CATERPILLAR FINANCIAL ASSET TRUST 1998-A
          (Exact name of Registrant as specified in charter)



                               Delaware
                     (State or other jurisdiction
                          of incorporation)



       333-24373-01                                _______________
(Commission File Number)                       (IRS Employer ID No.)


C/o Caterpillar Financial Funding Corporation
2950 East Flamingo Rd., Suite E-4, Las Vegas, NV         89121
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:      (702) 735-
2514








                         Page 1 of 12 pages.
                 The Exhibit Index appears at Page 3


Item 7.  Financial Statements, and Exhibits

               (c) Exhibits

                Exhibit
                Number                   Description

                99.1     Statement to Certificateholders

                99.2     Statement to Noteholders

                99.3     Servicer's Certificate








                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            CATERPILLAR FINANCIAL ASSET TRUST 1998-A

                            By:  CATERPILLAR FINANCIAL
                                 SERVICES CORPORATION
                                     (Servicer)



                            By /s/E.J. SCOTT
                               Edward J. Scott, Treasurer



DATE: April 26, 1999







                                Page 2


                            EXHIBIT INDEX



                                                         Sequentially
Exhibit                                                     Numbered
Number                   Description                          Page


99.1      Statement to Certificateholders                       4

99.2      Statement to Noteholders                              6

99.3      Servicer's Certificate                                8



                                Page 3